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                                                                    EXHIBIT 10.7

                            DETAILS HOLDINGS CORP.

                    DYNAMIC CIRCUITS 1997 STOCK OPTION PLAN

                                   ARTICLE I

                                Purpose of Plan

     This Stock Option Plan (the "Plan") of Details Holdings Corp. (the "Company"), adopted by the Board of Directors and stockholders of the Company effective as of the Closing Date (as defined in the Stock Contribution and Merger Agreement (the "Agreement") dated as of July 23, 1998 among the Company, Dynamic Circuits Inc. ("DCI") and the stockholders of DCI) (the "Effective Date"), is intended to advance the best interests of the Company by providing directors, executive officers and other key employees of the Company and its Subsidiaries who have substantial responsibility for the management and growth of the Company with additional incentives by allowing such employees to acquire an ownership interest in the Company. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the "Securities Act").

                                   ARTICLE II

                                  Definitions

     As used herein, the following definitions shall apply:

     (a) "Board" means the Board of Directors of the Company.

     (b) "Cause" means (i) a Participant's willful and repeated failure to comply with the lawful directives of the Board or such Participant's supervisory personnel or (ii) any criminal act or act of dishonesty, disloyalty, misconduct or moral turpitude by a Participant that is injurious in any significant respect to the property, operations, business or reputation of the Company or any subsidiary thereof after, in the case of non-criminal conduct, notice and an opportunity to cure if such conduct is capable of cure within a reasonable period of time.

     (c) "Change of Control" has the meaning set forth in the Stockholders Agreement dated as of October 28, 1997 among the Company and its Stockholders (as defined therein), as amended from time to time (the "Stockholders Agreement").

     (d) "Class A-5 Common Stock" means the Class A-5 Common Stock, no par value, of the Company.
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     (e) "Class L Common Stock" means the Class L Common Stock, no par value, of the Company.

     (f) "Code" means the Internal Revenue Code of 1986, as amended, and any successor statutes.

     (g) "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board.

     (h) "Common Stock" means the Class A-5 Common Stock and the Class L Common Stock.

     (i) "Fair Market Value" of the Class A-5 Common Stock or Class L Common Stock, as of any date, means the fair market value of one share of such Common Stock as of such date, as determined in good faith by the Committee based on the consolidated results of operations, financial condition and future prospects of the Company and such other factors as the Committee may deem appropriate. Fair Market Value shall be determined without regard to any restriction on transferability of the Common Stock other than any such restriction which by its terms will never lapse.

     (j) "Option" means a stock option granted pursuant to the Plan.

     (k) "Option Agreement" means written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant, which agreement shall be subject to the terms and conditions of the Plan. To the extent that there shall be any inconsistency between the terms of the Option Agreement and this Plan, the terms of this Plan shall govern.

     (l) "Participant" means each employee of the Company or of any Subsidiary who has been granted Options on the Closing Date.

     (m) "Subsidiary" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of the Company.

                                  ARTICLE III

                                 Administrative

     The Plan shall be administrated by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to:

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          (i)   interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan;

          (ii) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan; and

          (iii) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

     The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.

                                   ARTICLE IV

                         Limitation on Aggregate Shares

     The number of shares of Class A-5 Common Stock with respect to which Options ("Class A Options") may be granted under the Plan shall not exceed, in the aggregate, 46,000 shares, and the number of shares of Class L Common Stock with respect to which Options ("Class L Options") may be granted under the Plan shall not exceed, in the aggregate, 5,850 shares, in each case subject to adjustment in accordance with Section 7.7 hereto. To the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall not be available to be granted under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                   ARTICLE V

                                     Awards

     5.1 Grant of Options. As provided in the Agreement and in accordance with Section 7.8 of DCI's 1997 Stock Option Plan, options to acquire common stock, $.001 par value, of DCI have been converted into Options as of the Closing Date. Options granted under the Plan shall be nonqualified stock options within the meaning of the Code. The exercise price per share of Common Stock under each Option shall be as set forth in the applicable Option Agreement, as appropriately adjusted pursuant to the provisions of Section 7.7 hereto. The term of each Option shall be as set forth in the applicable Option Agreement. As a condition to the receipt of Options, the Participant shall agree to be bound by the Stockholders Agreement. No Options shall be granted hereunder after the Closing Date.

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     5.2  Exercise Procedure.  Options shall be exercisable by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price. Payment of such exercise price may be made:

          (i)   in cash (including check, bank draft or money order);

          (ii) at the discretion of the Committee, by delivery of a full recourse promissory note bearing interest at a rate not less than the applicable federal rate determined pursuant to Section 1274 of the Code as of the date of purchase or exercise (a "Note");

          (iii) in shares of Common Stock valued at their Fair Market Value as of the date of exercise; or

          (iv)  any combination of the foregoing methods of payment.

     5.3  Conditions and Limitations on Exercise.

     (a) Options shall vest and become exercisable as set forth in the applicable Option Agreement.

     (b) Except to the extent set forth in any Option Agreement or in clause (c) below, in the event of (i) a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert or
(ii) a dissolution or liquidation of the Company (any of the foregoing, a "Covered Transaction"), all outstanding Options (other than shares of Stock that are outstanding and fully vested) will be forfeited as of the effective time of the Covered Transaction unless assumed by an acquiring or surviving entity or its affiliate as provided in the following sentence. In connection with any Covered Transaction in which there is an acquiring or surviving entity, the Committee may provide for substitute or replacement awards from, or the assumption of Options by, the acquiring or surviving entity or its affiliates, any such substitution, replacement or assumption to be on such terms as the Committee determines; but if there is no acquiring or surviving entity, or if the Committee does not so provide for the substitution, replacement or assumption of Options in connection with the Covered Transaction, all Options which shall not have theretofore expired and/or been canceled, terminated or forfeited shall automatically vest in full and become exercisable immediately prior to the Covered Transaction.

     (c) Notwithstanding the foregoing, all Options which shall not have theretofore expired and/or been canceled, terminated or forfeited shall automatically vest in full and become exercisable upon a Change of Control. In the event of a Change of Control, the Committee may provide, in its discretion, that the outstanding Options shall become immediately exercisable and/or that such Options shall terminate if not exercised as of the date of the Change of Control

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or any other designated date or that such Options shall thereafter represent only the right to receive the excess of the consideration per share of Common Stock offered in such Change of Control over the exercise price of such Options.

     5.4  Expiration of Options.

     (a) Normal Expiration Period. In no event shall any part of any Option be exercisable after March 31, 2008 or the earlier stated date of expiration.

     (b) Termination of Employment. Except as otherwise provided in the Option Agreement or in Section 5.4(c) of this Plan, upon termination for any reason of the Participant's employment by the Company or its Subsidiaries, the Participant may exercise his or her Options only to the extent that the Participant was entitled to exercise such Options at the date of termination (but in no event later than the expiration of the term of such Options as set forth in the Option Agreement), within ninety (90) days following the date of termination. If, after termination, the Participant does not exercise his or her Options within the foregoing ninety (90) day period, such Options shall terminate, expire and be forfeited. If, on the date of termination, the Participant is not entitled to exercise all of his other Options, the unexercisable portion of the Options shall terminate, expire and be forfeited.

     (c) Death of Participant. In the event of termination of a Participant's employment as a result of his or her death, the Options may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by that Participant's estate or by a persons who acquired the right to exercise his or her Options by bequest or inheritance, but only to the extent that such Participant was entitled to exercise the Options at the date of death. If, at the time of death, the Participant was not entitled to exercise all of his or her Options, the unexercisable portion of the Options shall immediately terminate, expire and be forfeited. If, after death, the Participant's estate or a person who acquired the right to exercise the Options by bequest or inheritance does not exercise the Options (that were not exercisable by Participant at the date of death) within twelve (12) months following the date of the Participant's death, such Options shall terminate, expire and be forfeited.

                                   ARTICLE VI

                          Repurchase Rights of Company

     6.1 Repurchase Rights on Termination of Employment. In the event of a voluntary or involuntary termination of a Participant's employment with the Company or its Subsidiaries for any reason, whether with or without cause, the Company shall have the right to repurchase all of the shares of the Common Stock acquired upon exercise of any Option hereunder by the Participant, his or her assigns, heirs, legatees or legal representatives, together with any shares of stock issued by the Company as a dividend or other distribution on,

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in exchange for or upon conversion of such Common Stock (collectively, the
"Subject Shares"). Within sixty (60) days after the termination of employment (with respect to shares held or owned on the termination), the Company may give written notice to the Participant, or if appropriate, to his or her assigns, heirs, legatees or legal representatives, setting forth the Company's decision to exercise such repurchase right, the repurchase price of the Subject Shares and a date for closing as soon as is reasonably practicable after the date of such written notice. The repurchase price per share shall be the Fair Market Value per share of the Subject Shares on the date of termination.

     6.2  Stock Repurchase Procedures.

          (i) The closing for the repurchase of any Subject Shares by the Company pursuant to this Article VI shall take place at the Company's principal office. At the closing, the holder of the certificate(s) for the shares being transferred shall deliver the certificate(s) evidencing those shares to the Company, together with a duly executed stock power, and the Company shall deliver the purchase price. The purchase price shall be payable in full in cash or by check.

          (ii) The right of the Company to repurchase the Subject Shares pursuant to this Article VI shall be assignable in whole or in part by the Company to one or more persons or entities. Every designee shall have the right to exercise the repurchase rights in the designee's own name for the designee's own account and in the same manner provided for the Company hereinabove.

          (iii) If any transfer of the shares to be repurchased hereunder requires the consent of or a filing with or notice to the Securities and Exchange Commission or any other applicable federal or state agency charged with the administration of applicable securities laws, the time period specified herein for the closing shall be extended for such periods as the necessary consent, filing or notice period is pending.

          (iv) The Company and the Participant may waive (but not unilaterally extend) any of the time periods specified herein with respect to the exercise of any repurchase rights.

     6.3 Termination of Repurchase Rights. The repurchase rights described in this Article VI shall terminate and no longer be of effect with respect to any termination of the Participant's status as an Employee occurring after:

          (i) The mutual agreement of the Company and the Participant or other holder of the Subject Shares; or

          (ii) The effectiveness of a registration statement under the Securities Act of 1933 offering Common Stock of the Company to the general public in a bona fide, firm commitment underwriting.

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     6.4  Certificates.  So long as the repurchase rights granted to the Company are in effect as to any Subject Shares, the certificates representing such Subject Shares together with a duly executed stock power shall be held by the Company.

                                  ARTICLE VII

                               General Provisions

     7.1 Written Agreement. Each Option granted hereunder shall be embodied in an Option Agreement which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

     7.2 Listing, Registration and Legal Compliance. If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary, or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

     7.3 Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

     7.4 Information to Participants and Purchasers. The Company shall provide each Participant with copies of its annual financial statements within a reasonable period of

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time after such statements are provided to the Company's shareholders. The
Company shall also provide such statements to each individual who acquires shares of Common Stock pursuant to the exercise of Options granted under the Plan while such individual owns such shares. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

     7.5 Options Not Transferable. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or his or her legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder to such Participant may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such Participant's rights under the Options will pass by will or the laws of descent and distribution.

     7.6 Withholding of Taxes. The Company shall have the right to withhold from amounts due Participants, or to collect from Participants directly, the amount which the Company deems necessary to satisfy any taxes required by law to be withheld at any time by reason of participation in the Plan, and the obligations of the Company under the Plan shall be conditional on payment of such taxes. The Participant may, prior to the due date of any taxes, pay such amounts to the Company in cash, or with the consent of the Committee or Board, in Common Stock (which shall be valued at their Fair Market Value on the date of payment). The Company shall have no obligation to any Participant to determine either (i) the existence of any tax or (ii) the correct amount of any tax. Without limiting the generality of the foregoing, in any case where it determines that a tax is or will be required to be withheld in connection with the issuance or transfer or vesting of Common Stock under this Plan, the Company may, pursuant to such rules as the Committee or Board may establish, reduce the number of Common Stock so issued or transferred by such number of Common Stock as the Company may deem appropriate in its sole discretion to accomplish such withholding or make such other arrangements as it deems satisfactory.

     7.7 Adjustment. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable.

     7.8 Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

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     7.9  Amendment, Suspension and Termination of Plan.  The Board or the
Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as permitted below.

     7.1 Amendment of Outstanding Options. The Committee may amend or modify any Option in any manner; provided that, except as expressly contemplated elsewhere herein or in any Option Agreement, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

     7.1 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this Section 7.11 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

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